CONFORMED     1.



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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                 Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): September 15, 1995


        MARINE MIDLAND BANK  (Formerly Marine Midland Bank, N.A.)
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          (Exact name of registrant as specified in its charter)


               MARINE MIDLAND HOME EQUITY LOAN TRUST 1991-A
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                (Issuer with respect to the Certificates)



            New York              33-36879          Applied for
-----------------------------   ------------   -----------------------
 (State or Other Jurisdiction   (Commission      (I.R.S. Employer
 of Incorporation)              File Number)    Identification No.)



 One Marine Midland Center, Buffalo, New York                14240
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 (Address of Principal Executive Offices)                 (Zip Code)


 Registrant's telephone number, including area code:  (716) 841-2424
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                                                       FORM 8-K     2.



ITEM 5.  Other Events
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         On behalf of Marine Midland Home Equity Loan Trust 1991-A

(the "Trust"), a trust created pursuant to the Pooling and Servicing

Agreement, dated as of June 1, 1991, between Marine Midland Bank

(the "Bank"), as transferor and servicer, and Manufacturer's and Traders

Trust Company, as trustee, the Bank has caused to be filed with the

Commission the August 1995 Monthly Servicing Certificate with respect to to the Trust.  This Monthly Servicing Certificate is filed pursuant to and in accordance with (1) a no-action request filed with the Commission by

Marine Midland Automotive Financial Corporation, originator of the

Marine Midland 1987-1 Trust, and the Bank, as servicer, and approved on

September 16, 1987, (2) numerous no-action letters already issued by the Staff of the Commission with respect to trusts substantially similar to the Trust and (3) current Commission policy in this area.

The filing of the Monthly Servicing Certificate will occur subsequent to each monthly distribution to holders of the Trust's Home Equity

Loan Asset Backed Certificates.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS
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         (c)  Exhibits

              Exhibit No.
              -----------
                  28 Monthly Servicing Certificate of the Trust for the month August 1995.






                                                       FORM 8-K     3.



                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Marine Midland Bank
                           (Formerly Marine Midland Bank, N.A.)
                     -------------------------------------------------
                     (Exact name as specified in registrant's charter)


                       Marine Midland Home Equity Loan Trust 1991-A
                       --------------------------------------------
                         (Issuer with respect to the Certificates)



Date:  September 29, 1995     /s/          Gerald A. Ronning
      --------------------   -----------------------------------------
                                           Gerald A. Ronning
                                        Executive Vice President
                                              & Controller